Exhibit 10.32

ASSIGNMENT AND AMENDMENT AGREEMENT

          THIS ASSIGNMENT AND AMENDMENT AGREEMENT (this “Assignment and Amendment”), dated as of July 18, 2003, is among CNX FUNDING CORPORATION (the “Seller”), BEETHOVEN FUNDING CORPORATION (“Beethoven”), as assignee, DRESDNER BANK AG, NEW YORK BRANCH (“Dresdner”), as conduit agent for Beethoven (the “Beethoven Conduit Agent”), MARKET STREET FUNDING CORPORATION (“Market Street”), as assignor, and PNC BANK, NATIONAL ASSOCIATION, as agent for Market Street (in such capacity, “PNC”) and as administrator (in such capacity, the “Administrator”).

BACKGROUND

          The Seller and various others are parties to a certain Receivables Purchase Agreement dated as of April 30, 2003 (as amended through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

ASSIGNMENT AND ASSUMPTION

          SECTION 1.1 Pursuant to Section 6.3 of the Receivables Purchase Agreement (including as amended hereby), the Seller desires the Beethoven and Dresdner to become parties to the Receivables Purchase Agreement as a Conduit Purchaser and Conduit Agent, respectively, and upon the terms and subject to the conditions set forth in the Receivables Purchase Agreement, Beethoven and Dresdner agree to become parties in such capacity thereunder.

          Seller hereby represents and warrants to each of Beethoven, Dresdner, the Administrator and Market Street as of the date hereof, as follows:

(i) that the representations and warranties contained in Exhibit III to the Receivables Purchase Agreement (including as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(ii) no Termination Event or Unmatured Termination Event has occurred and is continuing, or would result from the transactions contemplated hereby; and

(iii) no Facility Termination Date of the type described in paragraph (a), (b) or (c) of the definition thereof shall have occurred.

          SECTION 1.2  Upon execution and delivery of this Assignment and Amendment by the Seller, Beethoven, Dresdner, the Administrator and Market Street, and receipt by the Administrator of counterparts of this Assignment and Amendment (whether by facsimile or otherwise) executed by each of the parties hereto, each of Beethoven and Dresdner shall become a party to, and have the rights and obligations of a Conduit Purchaser and Conduit Agent, respectively, under the Receivables Purchase Agreement and Market Street and PNC as the Conduit Agent for Market Street shall, to the extent of the interest assigned by Market Street hereunder, relinquish their rights and interest (other than the right to receive payments which accrued in favor of Market Street prior to but not including the date hereof) and be released for their obligations in respect thereof under the Receivables Purchase Agreement.

          SECTION 1.3

                    (a)         Market Street (the “Assignor”) hereby sells and assigns to Beethoven (the “Assignee”) without recourse and without representation or warranty (except that it is the sole owner of its right, title and interest in and to the portion of Purchased Interest being transferred hereunder free of any Adverse Claim), and the Assignee hereby purchases and assumes from the Assignor, that portion of the Assignor’s interest in and to the Purchased Interest and that portion of the Assignor’s other rights and obligations under the Receivables Purchase Agreement as of the date hereof equal to the following:

Commitment assigned:	$62,500,000
Assignor’s remaining Commitment:	$62,500,000
Capital assigned:	$25,000,000
Assignor’s remaining Capital:	$25,000,000

         The Commitments of Assignor and the Assignee shall be as set forth on the signature page hereto.

                    (b)         The Assignor hereby instructs the Administrator to make all payments from and after the date hereof in respect of the portion of the Purchased Interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all Discount and fees accrued up to, but not including, the date hereof are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such Discount or fees, the Assignee will promptly remit the same to the Assignor.

                    (c)         On the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the portion of the Purchased Interest assigned hereunder in accordance with the following payment instructions:

PNC Bank, National Association
ABA No.:	043000096
Account Name:	Market Street Funding Corporation
Account No.:	1002422076
Ref:	CNX Funding Corporation

                    (d)         All notices and other communications delivered or to be delivered hereunder or under the Receivables Purchase Agreement to Beethoven and Dresdner shall be sent or delivered to such Person at the address set forth under their names on the signature pages hereof.

ARTICLE II

AMENDMENTS

          Each of the parties hereto hereby desire to amend the Receivables Purchase Agreement as follows:

          SECTION 2.1 Section 1.1(a) of the Receivables Purchase Agreement is hereby amended by adding the word “not” between the words “would” and “exceed” in the last line thereof.

          SECTION 2.2 Clause (ii) of the definition of “Excess Concentration” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended in its entirety as follows:

“(ii) the amount by which the sum of all Eligible Receivables the Obligors of which are Canadian residents exceeds 10% (or, if at any time, the foreign currency rating of Canada falls below A by Standard & Poor’s or A2 by Moody’s, 2%) of all Eligible Receivables”

          SECTION 2.3 Article V of the Receivables Purchase Agreement is hereby amended by adding thereto the following new Sections:

“Section 5.11 Conduit Agent Duties.

(a) In performing its functions and duties hereunder, each Conduit Agent shall act solely as the agent for its related Conduit Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with any other Conduit Purchaser or for the Seller or Servicer or any of their respective successors and assigns

(b) Each Conduit Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Conduit Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 5.12 Exculpatory Provisions.

Neither the Conduit Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted (i) with the consent or at the direction of its related Conduit Purchaser or (ii) in the absence of such Person’s gross negligence or willful misconduct. No Conduit Agent shall be responsible to any Conduit Purchaser, Conduit Agent or other Person for (i) any recitals, representations, warranties or other statements made by the Seller,

Servicer, or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document, (iii) any failure of the Seller, any Originator or any of their Affiliates to perform any obligation or (iv) the satisfaction of any condition specified in Exhibit II. No Conduit Agent shall have any obligation to any Conduit Purchaser, Conduit Agent or other Person to ascertain or inquire about the observance or performance of any agreement contained in any Transaction Document or to inspect the properties, books or records of the Seller, Servicer, Originator or any of their Affiliates.

Section 5.13 Reliance by the Conduit Agents. Each Conduit Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Seller), independent accountants and other experts selected by such Conduit Agent. Each Conduit Agent shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of its related Conduit Purchaser, and assurance of its indemnification, as it deems appropriate.”

          SECTION 2.4  Section 6.1 of the Receivables Purchase Agreement is hereby amended, by adding thereto the following two new paragraphs:

“Except as otherwise provided in the next succeeding paragraph of this Section 6.1, and except with respect to any action taken by PNC, Dresdner or any other Conduit Agent in their respective capacities as Conduit Agent for their related Conduit Purchasers in connection with: (i) any decision of its related Conduit Purchaser to make purchases pursuant to Section 1.2 hereof or (ii) the transfer of any interest or participation by any such Conduit Purchaser to one or more of its Program Support Providers pursuant to a Program Support Agreement, and notwithstanding anything in the immediately preceding paragraph to the contrary, the exercise by the Administrator, Dresdner or any other Conduit Agent of any discretion to vote, amend, consent, waive, cause an audit, declare the occurrence of the Facility Termination Date or to otherwise take (or cause to be taken) action hereunder or under any other Transaction Document (regardless of whether or not such discretion may be exercised alone or requires the consent or approval of other parties) shall, in all cases, require the consent of each of PNC, in its capacity as Administrator and each other Conduit Agent (including Dresdner).

The Administrator hereby agrees that if, at any time, it receives any notice, report, Information Package or other item required to be delivered to it hereunder or under any other Transaction Document by the Seller or the Servicer (and which has not been previously delivered to each Conduit Agent), it shall, promptly upon request by any such Conduit Agent, provide such information or other item to each such Conduit Agent.”

           SECTION 2.5  Section 6.3(b) of the Receivables Purchase Agreement is hereby amended in its entirety as follows:

“(b) Any Conduit Purchaser may at any time grant to one or more banks or other institutions (each, a “Purchaser”) party to the Liquidity Agreement, or to any other Program Support Provider, participating interests in the Purchased Interest; provided, however, that any Person (other than the Administrator, any Conduit Agent or an Affiliate thereof) who becomes a Purchaser shall have been consented to by the Seller, which consent shall not be unreasonably withheld. In the event of any such grant by a Conduit Purchaser of a participating interest to a Purchaser or other Program Support Provider, such Conduit Purchaser shall remain responsible for the performance of its obligations hereunder. The Seller agrees that each Purchaser or other Program Support Provider shall be entitled to the benefits of Sections 1.7 and 1.8.”

           SECTION 2.6  Section 2 of Exhibit IV to the Receivables Purchase Agreement is hereby amended, by adding to the end thereof the following new paragraph (l):

“(l) Notwithstanding anything to the contrary herein or in any other Transaction Document, CONSOL Energy, in its capacity as Servicer, shall cause all reports, notices, request and other documents or information (including, without limitation, the Information Package and each other item described in paragraph (k), above), required to be provided by it or the Seller hereunder or under any other Transaction Document to the Administrator, to also be provided to each Conduit Agent (including Dresdner).”

           SECTION 2.7  Schedule V to the Receivables Purchase Agreement is hereby amended in its entirety as follows:

Name	Commitment	Undivided % Ownership Interest	Conduit Agent

1. Market Street	$62,500,000	50%	PNC
2. Beethoven	$62,500,000	50%	Dresdner

ARTICLE III

MISCELLANEOUS

         SECTION 3.1  Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Conduit Purchasers (including Market Street and Beethoven), the Conduit Agents (including PNC and Dresdner) and the Administrator that the representations and warranties of such Person contained in Exhibit III to the Receivables Purchase Agreement (including as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), and that as of the date hereof, no Termination Event or Unmatured Termination Event has occurred and is continuing or will result from this Assignment and Amendment.

         SECTION 3.2  No Petition. Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full. The covenant contained in this paragraph shall survive any termination of the Receivables Purchase Agreement.

         SECTION 3.3  Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Assignment and Amendment. This Assignment and Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein. In addition, notwithstanding anything herein or in the Receivables Purchase Agreement or other Transaction Documents to the contrary, each of the parties hereto, hereby consents and agrees to (i) the assignment and amendments contemplated hereby and (ii) that all of the provisions in the Receivables Purchase Agreement and the other Transaction Documents shall be interpreted so as to give effect to the intent of the parties hereto as set forth in this Assignment and Amendment.

         SECTION 3.4  Effectiveness. This Assignment and Amendment shall become effective as of the date hereof upon receipt by the Administrator and Dresdner of the following (each, in form and substance satisfactory to the Administrator and Dresdner):

(a) Counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

(b) Receipt by Dresdner of written confirmation from each of Moody’s and Standard & Poor’s that the transactions contemplated by this Assignment and Amendment and the Receivables Purchase Agreement will not cause the downgrade or withdrawal by such rating agency of its then current rating of the Notes issued by Beethoven;

(c) One or more reliance letters (in form and substance satisfactory to Dresdner) with respect to each opinion delivered by counsel to the Seller, the Servicer and the Originators on the Closing Date, as Dresdner may reasonably request;

(d) Satisfaction of the requirements for the assignment and assumption from Market Street to Beethoven described in Article I, above; and

(e) Such other documents, certificates, agreements and opinions as the Administrator or Dresdner may reasonably request.

         SECTION 3.5  Counterparts. This Assignment and Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         SECTION 3.6  Governing Law. This Assignment and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 of the General Obligations Laws of the State of New York, but otherwise without regard to conflicts of law principles).

         SECTION 3.7  Section Headings. The various headings of this Assignment and Amendment are included for convenience only and shall not affect the meaning or interpretation of this Assignment and Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

         SECTION 3.8  Amendments. This Assignment and Amendment may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged.

(continued on following page)

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Amendment by their duly authorized officers as of the date first above written.

BEETHOVEN FUNDING CORPORATION, as a Conduit Purchaser

By:

Name Printed:

Title:

Address:
Beethoven Funding Corporation
c/o Global Securitization Service, LLC
114 West 47th Street, Suite 1715
New York, New York 10036

Attention: Matthew M. Door
Telephone: (631) 930-7206
Facsimile: (212) 302-8767

Commitment: $ 62,500,000

5002735.063	S-1	Assignment and Amendment (CNX Funding Corporation)

DRESDNER BANK AG, NEW YORK BRANCH, as Conduit Agent for Beethoven Funding Corporation

By:

Name Printed:

Title:

By:

Name Printed:

Title:

Address:

Dresdner Bank AG, New York Branch
1301 Avenue of the Americas
New York, New York 10019

Attention: New York Securitization
Telephone: (212) 895-1925
Facsimile: (212) 429-4480

5002735.063	S-2	Assignment and Amendment (CNX Funding Corporation)

MARKET STREET FUNDING CORPORATION,
as a Conduit Purchaser

By:

Name Printed:

Title:

Address:

Market Street Funding Corporation
c/o AMACAR Group, L.L.C.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211

Attention: Douglas K. Johnson
Telephone No.: (704) 365-0569
Facsimile No.: (704) 365-1362

With a copy to:

PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707

Attention: John Smathers
Telephone No.: (412) 762-6440
Facsimile No.: (412) 762-9184

Commitment $ 62,500,000

5002735.063	S-3	Assignment and Amendment (CNX Funding Corporation)

PNC BANK, NATIONAL ASSOCIATION,
as Conduit Agent for Market Street Funding
Corporation

By:

Name Printed:

Title:

Address:

PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707

Attention: John Smathers
Telephone No.: (412) 762-6440
Facsimile No.: (412) 762-9184

5002735.063	S-4	Assignment and Amendment (CNX Funding Corporation)

CNX FUNDING CORPORATION, as Seller

By:

Name Printed:

Title:

Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:

Name Printed:
Title:

5002735.063	S-5	Assignment and Amendment (CNX Funding Corporation)

Consented and Agreed:

CONSOL ENERGY INC.,
as Servicer

By:

Name Printed:
Title:

5002735.063	S-6	Assignment and Amendment (CNX Funding Corporation)